COMMON STOCK	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
COMMON STOCK

 NOTE 6 – COMMON STOCK

During the year ended December 31, 2018, the Company sold 5,005,000 shares of common stock to third parties for total cash proceeds of $10,500. As of December 31, 2018, $30 had not been collected and has been debited to stock subscription receivable. The $30 was collected during the year ended December 31, 2019.

Pursuant to the terms of the licensing agreement with Mark Palumbo (Note 5) the Company issued 5,000,000 shares of common stock. The shares were valued at $0.03, the average price that common stock has recently been sold for, for total non-cash expense of $150,000.

During year ended December 31, 2019, the Company granted 175,000 shares of common stock for services. The shares were valued at $0.25 for total non-cash expense of $43,750.

During the year ended December 31, 2019, the Company sold 850,000 shares of common stock for total cash proceeds of $150,000.